UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 28, 2008

SUPERGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27628	91-1841574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Blvd., Suite 200

Dublin, CA 94568

(Address of principal executive offices, including zip code)

(925) 560-0100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   On October 28, 2008, SuperGen, Inc. (the “Company”) and James S.J. Manuso executed an Amended and Restated Executive Employment and Confidential Information and Invention Assignment Agreement (the “Amended Agreement”).  The Amended Agreement replaces in its entirety the Executive Employment and Confidential Information and Invention Assignment Agreement that the Company entered into with Dr. Manuso effective January 1, 2007 (the “Original Agreement”). Dr. Manuso is the Company’s current president and chief executive officer.  The new and modified provisions of the Amended Agreement are intended to bring it into compliance with Section 409A of the Internal Revenue Code of 1986, as amended, and to effect certain other changes.

The changes primarily involve the timing of compensatory payments payable pursuant to the Amended Agreement, as well as a change to the definition of “involuntary termination” and the addition of a new section relating to Section 409A considerations.  The substance of the bonuses and stock options sections of the Amended Agreement remain unchanged.  Finally, a proviso was added to the Amended Agreement to clarify that if Dr. Manuso is involuntarily terminated prior to the occurrence of a change of control transaction, he may be eligible for severance benefits pursuant to the Severance Benefit Plan for Officers, described below.

Effective October 28, 2008, the Company revised its Severance Benefit Plan for Officers (the “Plan”).  The Plan, which provides for severance payments, career transition assistance and COBRA continuation coverage for the Company’s officers in the event they are involuntary terminated, was modified to bring it into compliance with Section 409A of the Internal Revenue Code of 1986, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Amended and Restated Executive Employment and Confidential Information and Invention Assignment Agreement effective October 28, 2008 by and between Registrant and James S. J. Manuso

10.2	SuperGen, Inc. Severance Benefit Plan for Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERGEN, INC.

By:	/s/ MICHAEL MOLKENTIN
Michael Molkentin
Chief Financial Officer

Date:  October 31, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Executive Employment and Confidential Information and Invention Assignment Agreement effective October 28, 2008 by and between Registrant and James S. J. Manuso

10.2	SuperGen, Inc. Severance Benefit Plan for Officers